SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 10, 2001


                                   AGWAY INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                           15-0277720
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(State or other jurisdiction      (Commission                     (IRS Employer
of incorporation)                 File Number)              Identification No.)


333 Butternut Drive, DeWitt, New York                                     13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436






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ITEM 9.  REGULATION FD DISCLOSURE

[LOGO]                                                        Stephen H. Hoefer
                                                      Agway Inc., P.O. Box 4933
                                                       Syracuse, New York 13221
                                                     Phone: Office 315/449-6474
                                                              FAX: 315/449-6281
                                                      E-Mail: shoefer@agway.com

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FOR IMMEDIATE RELEASE


         AGWAY ANNOUNCES NEW PROCESS FOR NOMINATING, ELECTING DIRECTORS


SYRACUSE, NY (January 10, 2001) - Agway Inc., an agricultural Cooperative owned by 70,000 farmer-members in the northeast U.S., today announced a new process for nominating and electing Directors. This new process takes effect for the Cooperative's 2001 Director elections:

o Three geographic Nomination Regions will replace the fifteen Nomination Districts that comprise Agway's membership.
o Director Nominating Forums will be established in each region to identify and recommend Member Director candidates.
o Every Agway member will have the opportunity to participate on an annual basis in the Director Nominating Forums, with special emphasis placed on engaging those members who represent the majority of Agway's patronage volume.
o Over the next three years, two outside Directors and Agway's CEO will be added to the Board while the number of Member Directors will be reduced from 15 to 12.

"The change in our Director nomination and election process is important to all Agway members since it is through the election of Directors that members ensure that Agway keeps working effectively for the future benefit of Northeast agriculture," said Gary K. Van Slyke, Agway Chairman of the Board.

Van Slyke said the changes reflect both the evolving role of Directors in general, as well as the changing nature of farming in the northeast.

"Today's competitive and rapidly changing business environment is increasing the activity of Boards of Directors," said Van Slyke. "Our new director nominating process will ensure Agway has Directors with the range of skills and backgrounds necessary to govern a complex and progressive organization," said Van Slyke.

The new three-region structure will more accurately represent Agway's member representation throughout its eleven-state member territory.

"Farming in the northeast is consolidating and concentrating in certain areas," said Van Slyke. "This has resulted in significant regional changes in Agway's patronage volume. The three-region structure more accurately reflects our Cooperative's farmer-member representation in the northeast."

"The bottom line is that every year Agway members can now become more fully involved in the most important membership activity: nominating and electing Agway Directors," said Van Slyke.

Agway members can obtain additional information on the new Director nominating process and sign-up to participate in the Director Nominating Forums by visiting Agway's website at: www.agway.com.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AGWAY INC.
                                  (Registrant)






Date        January 11, 2001          By       /s/ PETER J. O'NEILL
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                                               Peter J. O'Neill
                                               Senior Vice President
                                               Finance & Control
                                               (Principal Financial Officer and
                                               Chief Accounting Officer)